Exhibit 10.52

V2IP INC

ASSIGNMENT OF DEBT AGREEMENT

THIS ASSIGNMENT OF DEBT AGREEMENT DATED May 13, 2016

BY AND AMONG:

V2IP Inc, a corporation organized under the laws of Delaware, with an office located at 245 Main St, Suite 390, White Plains, NY 10601 (the “ASSIGNEE”);

Direct Capital Group, (the “ASSIGNOR”). 1155 Camino Del Mar, Del Mar, CA, 92014

AND:

Simlatus Corporation, a corporation organized under the laws of Nevada, USA, with an office located at: 175 Joerschke Drive, Suite A, Grass Valley, CA, 95945 (the “DEBTOR”).

WHEREAS:

A.          The Assignor is currently the beneficial owner of $320,035.00 of debt as of April 12, 2016) of the Debtor (the “Debt”), evidenced by a note held by Assignor (the “Note”), a copy of which is attached hereto as Exhibit A.

B.          The Assignor wishes to sell, grant, assign, and transfer $20,000.00 of the Debt (the “Assigned Debt”) to Assignee, and Assignee wishes to purchase the Assigned Debt upon the terms and conditions set forth in this agreement (the “Agreement”).

NOW, THEREFORE, THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual promises, covenants, conditions, representations and warranties hereinafter contained, the parties to this agreement (the “Parties”), intending to be legally bound, agree as follows:

1.             Sale and Transfer of the Assigned Debt. Upon the execution of this Agreement (the “Closing”) and subject to the terms and conditions of this Agreement, the Assignor shall sell, grant, assign, convey and deliver to the Assignee, and the Assignee shall purchase and accept from the Assignor, the Assigned Debt, including all right and obligations thereunder, for the purchase price specified in Section 2 below. The Assigned Debt shall be subject to the terms of the Note, except such terms that are amended by this Agreement. Payment for the debt shall be received by the assignor from the assignee by wire transfer of immediately available funds in an amount as set forth in this agreement, upon assignee’s confirmation of the clearance of the converted shares in DTC.

2.             Purchase Price. In exchange for the Debt, the Assignee shall pay $20,000.00 cash to the Assignor by wire transfer.

3.             Delivery of Note. At the Closing, the Assignor shall deliver to the Assignee one or more notes representing the Assigned Debt.

1

4.             Representations, Warranties And Covenants Of The Assignor

4.1          The Assignor represents, warrants and covenants to the Assignee that:

(a)          Authority. The Assignor has all necessary power and authority to execute, deliver and perform this Agreement and to consummate the transactions provided for herein. This Agreement has been duly authorized, executed and delivered by the Assignor and constitutes a valid and binding obligation of the Assignor enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by the Assignor does not and will not violate any provision of any law, regulation or order, or conflict with or result in the breach of, or constitute a default under, any material agreement or instrument to which the Sellers are a party or by which the Sellers may be bound or affected.

(b)          Title. The Assignor has good and marketable title to the Convertible Debt free and clear of all liens and encumbrances, and has the ability to freely transfer the Assigned Debt.

(c)          Non-Affiliate Status. The Assignor is not now nor has ever been an affiliate of the Company or its predecessor(s); as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”).

(d)          Duly Endorsed. Assignor hereby represents and warrants to the Assignee that certificates representing the Assigned Debt will be duly endorsed upon their transfer to the Assignee.

(e)          No Prepayment. The Assigned Debt has not been prepaid in full or in part, and the full amount of the Assigned Debt is due and owing by the Debtor to the Assignor. The Debtor has been given notice of this Assignment by the Assignor.

4.2          The representations, warranties and covenants contained in Section 4.1 are provided for the exclusive benefit of the Assignee and a breach of any one or more thereof may be waived by the Assignee in whole or in part at any time without prejudice to its rights in respect to any other breach of the same or any other representation or warranty or covenant. Any representations, warranties and covenants contained in Article 4 will survive the signing of this Agreement.

5.          Right to Convert Debt. The Debtor and the Assignee agree that at the Assignee’s option, the Acquired Debt, or any portion thereof, may be converted into shares of common stock of the Debtor (the “Shares”) in the amount of $20,000.00 at the fixed share price of $0.00005 per Share for the 1st conversion dated May13, 2016 as this is 50% discount the lowest closing price of the 10 days prior to lowest closing price. Any additional conversion will be calculated at a discount of 50% of the lowest closing price for a 10 day look back prior to the date of the conversion. Any Shares acquired by Assignee through the conversion of the Acquired Debt may only be resold by Assignee in compliance with the Securities Act of 1933, pursuant to a registration statement or an exemption from registration under the Securities Act of 1933. At no time will assignee convert any amount of the acquired debt into common stock that would result in the assignee owning more than 4.99% of the debtor’s common stock outstanding.

2

6.          Consent of Debtor.

6.1          The Debtor agrees and consents to the assignment of the Acquired Debtor to the Assignee by the Assignor, and the possible conversion, at the Assignee’s option, of the Acquired Debt or portion thereof.

6.2          The Debtor represents, warrants and covenants to the Assignee that:

(a)          The full amount of the Debt is due and owing at the time of this Agreement, and

(b)          The Debt has not been prepaid in full or in part.

6.3          The Debtor agrees and acknowledges and that the Assignee is entitled to make demand for payment or conversion pursuant to the terms of the Note and this Agreement at any time for full or partial payment of the full amount of the Acquired Debt.

7.          Authorizations. Each of the Parties represent and warrant that each has the proper authorization and power to enter into this agreement and effect the actions required therein, including, but not limited to, necessary board resolutions or other approvals, as required.

8.          Entire Agreement. This Agreement constitutes the complete understanding between the Parties with respect to the subject matter hereof, and no alteration, amendment or modification of any of the terms and provisions hereof shall be valid unless made pursuant to an instrument in writing signed by each party.

9.          Fees and Costs. The Parties shall each bear their own fees and costs incurred in connection with this Agreement.

10.          Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, personal representatives, executors, successors and assigns.

11.          Governing Law. This Agreement has been made in and shall be construed and enforced in accordance with the laws of the State of Delaware.

12.          Survival of Representations and Warranties. All representations and warranties made by the Sellers and the Buyer shall survive the Closing.

13.          Jurisdiction and Venue. Any claim or controversy arising out of or relating to the interpretation, application or enforcement of any provision of this Agreement, shall be submitted for resolution to a court of competent jurisdiction in New York. The parties hereby consent to personal jurisdiction and venue in New York.

14.          Construction and Severability. In the event any provision in this Agreement shall, for any reason, be held to be invalid or unenforceable, this Agreement shall be construed as though it did not contain such invalid or unenforceable provision, and the rights and obligations of the parties hereto shall continue in full force and effect and shall be construed and enforced in accordance with the remaining provisions hereof.

3

15.          Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as an original signed copy of this Agreement.

16.          Paragraph Headings. The paragraph headings contained in this Agreement are for convenience only and shall not affect in any manner the meaning or interpretation of this Agreement.

17.         Rule of Construction Relating to Ambiguities. All Parties acknowledge that they have each carefully read and reviewed this Agreement with their respective counsel and/or other representative, and therefore, agree that the rule of construction that ambiguities shall be construed against the drafter of the document shall not be applicable.

18.         Deposit and Clearance: If the assignee is unable to deposit and clear the shares of the company for any reason, the assignee may return any shares for cancellation to the transfer agent and (a) cancel the transaction and not make payments to the assignor or (b) demand the return of any payments advanced by the assignee to the assignor.

[The Remainder of this page intentionally left blank]

4

[Signature Page to Assignment of Debt Agreement]

IN WITNESS WHEREOF this agreement was signed by the parties hereto as of the day and year first above written.

ASSIGNEE:

V2IP Inc

By:_____________________________________

      Name: Dawn Bronson

      Title: CEO

ASSIGNOR:

/s/ Jon Fullenkamp

Direct Capital Group

By:_____________________________________

      Name: Jon Fullenkamp

      Title: President

DEBTOR:

Simlatus Corporation

By: /s/ Gary B. Tilden

      Name: Gary B. Tilden

      Title: President and CEO

5

Exhibit A

Simlatus Corporation Note held by Direct Capital Group

6

NON-AFFILIATE LETTER

May 13, 2016

RE:	Simlatus Corporation ( “ Company”) and V2IP Inc (“Assignee”)

To Whom It May Concern:

This letter is to confirm to you that V2IP Inc is not now and has not been during the preceding 90 days, an officer, director, 4.99% or more shareholder of the Company, or in any other way an “affiliate” of the Company (as that term is defined in Rule 144(a)(l) of the Securities Act of 1933). This representation includes any conversion or exchange rights to equity in the Company, if any, that I may own or did own during the preceding 90 days, and that the exercise of same, will not cause me to become an “affiliate” of the Company.

Sincerely,

V2IP Inc

_________________________________

Name: Dawn Bronson

Title: CEO

7

NON-AFFILIATE LETTER

May 13, 2016

RE: Simlatus Corporation ( “ Company”) and Direct Capital Group (“Assignor”)

To Whom It May Concern:

This letter is to confirm to you that Direct Capital Group is not now and has not been during the preceding 90 days, an officer, director, 4.99% or more shareholder of the Company, or in any other way an “affiliate” of the Company (as that term is defined in Rule 144(a)(l) of the Securities Act of 1933). This representation includes any conversion or exchange rights to equity in the Company, if any, that I may own or did own during the preceding 90 days, and that the exercise of same, will not cause me to become an “affiliate” of the Company. If the Assignor is a corporate entity, the foregoing is also true and correct for all officers and owners of the corporate entity.

Direct Capital Group

By: /s/ Jon Fullenkamp

       Name:

       Title:

8

DISBURSEMENT REQUEST

Direct Capital Group and V2IP Inc hereby request disbursement of funds in the amount and manner described below.

Please disburse to:	Direct Capital Group
Amount to disburse:	$20,000.00
Form of distribution:	Wire

**Please Insert Wire Instructions Here**

Bank Name:	First Republic Bank
Bank Address:	1110 Camino Del Mar, Del Mar CA 92014
ABA:	321081669
Account #:	80000374679
Account Holder Name:	Direct Capital Group Inc.
Account Holder Address:	1155 Camino Del Mar, Del Mar CA 92014

Direct Capital Group

By: /s/ Jon Fullenkamp

       Name: Jon Fullenkamp

       Title: President

V2IP Inc

By: ____________________

       Name: Dawn Bronson

       Title: CEO

9

DEBT ACKNOWLEDGEMENT CERTIFICATION

May 13, 2016

With respect to the October 1, 2013 note attached hereto as Exhibit A (the “Note”), the undersigned Executive Officer of Simlatus Corporation, familiar with the financial records of said company, hereby certifies and acknowledges under pain of perjury that the present balance owed to Direct Capital Group (Creditor), by Simlatus Corporation is in the amount of $320,035.00 (Note balance) as of April 12, 2016). The remaining balance after the May 13, 2016 assignment of $20,000.00 will be $300,035.00 and that said debt has been owed for more than 6 months.

DEBTOR

Simlatus Corporation

By: /s/ Gary B. Tilden

Name: Gary B. Tilden

Title: President and CEO

10

NOTICE TO DEBTOR OF ASSIGNMENT OF DEBT

May 13, 2016

To:     Simlatus Corporation

Re:     Transfer of debt owned by Direct Capital Group

You are hereby notified that on the date hereof, Direct Capital Group (creditor/assignor) sold and transferred to the undersigned all rights to $20,000.00 of the October 1, 2013 note attached hereto as Exhibit A (the “Note”). The Note currently has an outstanding balance of $320,035.00 Principal as of April 12, 2016). The remaining balance of debt in the Company held by Direct Capital Group after the aforementioned assignment of $20,000.00 will be $300,035.00.

ASSIGNEE:

V2IP Inc

By: ____________________

       Name: Dawn Bronson

       Title: CEO

11

ISSUER CERTIFICATION OF CONSIDERATION

May 13, 2016

There has been no consideration received by Simlatus Corporation within the past 6 months in connection with the October 1, 2013 promissory note to Direct Capital Group. Further, there has been no new consideration received by Simlatus Corporation when the portion assigned to V2IP Inc on May 13, 2016 became convertible into Simlatus Corporation common stock.

Simlatus Corporation

By: /s/ Gary B. Tilden

Name: Gary B. Tilden

Title: President and CEO

12

Simlatus Corporation

Non-Shell Certification

May 13, 2016

The undersigned, being the President and CEO of Simlatus Corporation (the “Company”), on behalf of the Company and with the aim of securing a legal opinion (“Opinion”) for the Shareholder regarding, inter alia, its status as not being a “shell company” hereby certify that the Company has had continuing operations from the original date of incorporation to the present and that it is not now and has never been a “shell company’ within the definition of the term “shell company” as promulgated by the Securities and Exchange Commission. We further understand and acknowledge that it is impossible for an independent third party to make an independent inquiry of the Company’s ongoing status as certified in this certificate. As such, we authorize V2IP Inc and each of its owners, employees, agents and affiliates to rely exclusively on the foregoing representation for the purpose entering into this transaction. Further, on behalf of the Company and its officers and directors, we hereby agree to indemnify and hold V2IP Inc and each of its owners, employees, agents and affiliates harmless from and against any and all claims, costs, expenses, losses or liabilities resulting from any action or threatened action arising from reliance on the herein representation.

By: /s/ Gary B. Tilden

       Name: Gary B. Tilden

       Title: President and CEO

13

CONVERSION NOTICE

The undersigned hereby elects to convert the attached Convertible Note into free trading shares of common stock (the “Common Stock”), of Simlatus Corporation (the “Company”) according to the conditions hereof, as of the date written below. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion request:

       May 13, 2016

Date to Effect Conversion

      200,000,000

Number of FREE-trading shares of Common Stock to be Issued

$10,000.00______________________

Amount Converted

0.00005_______ _____________

Applicable Conversion Price

$10,000_____ ____________

Principal Amount Remaining

EIN# of V2IP Inc: 26-4471256

WE HEREIN CERTIFY that V2IP Inc does not and will not own more than 4.99% or more of the Company’s Common Stock after the above conversion.

V2IP Inc

By:____________________________

       Dawn Bronson

Certificate can be registered to:

V2IP Inc

Mailing Instructions:

245 Main Street

Suite 390

White Plains, NY 10601

14

Seller’s Representation Letter

In connection with my order to sell or transfer 200,000,000 shares of common stock (the “Stock”) of Simlatus Corporation (the “Company”), in reliance upon the provisions of SEC Rule 144 promulgated under Securities Act of 1933, as amended, I advise you as follows:

1.          Neither the undersigned, nor any person or entity listed below, presently is, or in the prior three months has been, an “Affiliate: of the Company as that term is used in paragraph (a) of Rule 144 (i.e., a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company):

a.          Any relative of mine who shares the same home with me;

b.          Any trust or estate in which I or any person specified in (a) collectively own 4.99% or more of the beneficial interest or of which I or any such person serves as trustee, executor or in any similar capacity;

c.          Any corporation or organizations in which I or any person specified in (a) are the beneficial owners collectively of 4.99% or more of any class of equity securities or 4.99% or more of the equity interest.

2.          a.          The stock has been owned and fully paid for by the undersigned in excess of 6 months; or

b.          if gifted to or inherited by the undersigned, was owned and fully paid by the donor or decedent more than 6 months prior to the date of this letter;

c.          if the stock was issued as a result of a conversion of debt of the issuer, the debt was initially issued or incurred by the Company in excess of 6 months from the date hereof.

3.          The undersigned is not a promoter, an affiliate nor a transferee of a promoter or an affiliate, of the Issuer.

4.          The undersigned consents to V2IP Inc communicating and conferring with the Company, its attorneys and its transfer agent in connection with the above order and hereby confirms that such parties may rely on these representations in permitting transfer of the Stock free of restrictive legend.

By:____________________________

       Dawn Bronson

       V2IP Inc

       May 13, 2016

15